COMMITMENTS AND CONTINGENCIE	4 Months Ended
Dec. 31, 2025
Pelican Holdco Inc [Member]
COMMITMENTS AND CONTINGENCIE

NOTE 4 — COMMITMENTS AND CONTINGENCIES

The Company may be subject to asserted and actual claims and lawsuits arising in the ordinary course of business. Company management reviews any such legal proceedings and claims on an ongoing basis and follows appropriate accounting guidance when making accrual and disclosure decisions. The Company recognizes accruals for those contingencies where the incurrence of a loss is probable and can be reasonably estimated, and disclose the amount accrued and the amount of a reasonably possible loss in excess of the amount accrued, if such disclosure is necessary for our financial statements not to be misleading. As of December 31, 2025, no loss contingencies have been accrued, as the Company cannot reasonably estimate either the probability of losses or their magnitude (if any) based on all information currently available to management.